EXHIBIT 21.1
SUBSIDIARIES OF THE REGISTRANT

Subsidiary	Jurisdiction
Cobalt Upwind Holdings LLC	Delaware
HA 7V Solar Ranch LLC	Delaware
HA AllStrong LLC	Delaware
HA Antelope DSR 3 LLC	Delaware
HA Athena Capital Holdings LLC	Delaware
HA Athos III Lender LLC	Delaware
HA Brazoria 2 LLC	Delaware
HA Brazoria West LLC	Delaware
HA Buckeye Holdings LLC	Delaware
HA Chap Springs LLC	Delaware
HA Clover Creek LLC	Delaware
HA CLP Funding LLC	Delaware
HA Coy Hill Road LLC	Delaware
HA C-PACE 2019-1 Issuer LLC	Delaware
HA C-PACE SAC LLC	Delaware
HA Daggett Lender LLC	Delaware
HA Daggett 2 Lender LLC	Delaware
HA Daybreak Holdings LLC	Delaware
HA Demeter Capital Lender LLC	Delaware
HA Driving Range A LLC	Delaware
HA Driving Range C LLC	Delaware
HA EECI Lender LLC	Delaware
HA EECI LLC	Delaware
HA Eland LLC	Delaware
HA EMaaS Lender LLC	Delaware
HA Empower Fund 1 LLC	Delaware
HA Felix Lender LLC	Delaware
HA FMAC Holdings LLC	Delaware
HA FMAC K102 LLC	Delaware
HA FMAC KG02 LLC	Delaware
HA FMAC KG03 LLC	Delaware
HA Galileo LLC	Delaware
HA Galileo 2 LLC	Delaware
HA Hawkeye LLC	Delaware
HA Hector 4 LLC	Delaware
HA Hector LLC	Delaware
HA Helix LLC	Delaware
HA INV Buckeye LLC	Delaware
HA INV Gunsight LLC	Delaware
HA JBLM Funding LLC	Delaware
HA Juniper LLC	Delaware
HA Juniper II LLC	Maryland
HA Jupiter LLC	Delaware
HA Land Financing Depositor LLC	Delaware
HA Land Financing Issuer LLC	Delaware
HA Land Financing Issuer 2 LLC	Delaware
HA Land Financing Member 2 LLC	Delaware
HA Land Lease I LLC	Delaware
HA Land Lease II LLC	Delaware
HA Land Lease Holdings LLC	Delaware
HA Land Lease Holdings II LLC	Delaware
HA Lighthouse LLC	Delaware
HA MHPI Funding LLC	Delaware

Subsidiary	Jurisdiction
HA P3 Holdings	Maryland
HA PACE Origination LLC	Delaware
HA PACE Warehouse LLC	Delaware
HA PanelCo Lender LLC	Delaware
HA Rabbitbrush LLC	Delaware
HA Radian Lender LLC	Delaware
HA Ridgeback 2021 LLC	Delaware
HA Ridgeback 2022 LLC	Delaware
HA San Pablo Raceway LLC	Delaware
HA Skipjack LLC	Delaware
HA Spencer Road LLC	Delaware
HA SRC Holdings LLC	Delaware
HA SRC Lender LLC	Delaware
HA Sun Streams LLC	Delaware
HA Sunrise LLC	Delaware
HA SunStrong Capital LLC	Delaware
HA Thrive LLC	Delaware
HA Thrive 2 LL	Delaware
HA VA Carver Creek I LLC	Delaware
HA Virginia Land LLC	Delaware
HA Wetlands LLC	Maryland
HA WG Funding LLC	Maryland
HA Whalers LLC	Delaware
HA Wildcat LLC	Delaware
HA Willow Springs 3 LLC	Delaware
HA Wind I LLC	Delaware
HA Wind II LLC	Delaware
Hannie Mae Goco LLC	Maryland
Hannie Mae II LLC	Maryland
Hannie Mae IV LLC	Maryland
Hannie Mae V LLC	Maryland
Hannie Mae XI LLC	Maryland
Hannie Mae XII LLC	Maryland
Hannie Mae XIII LLC	Maryland
Hannie Mae XIV LLC	Maryland
Hannie Mae XVII LLC	Maryland
Hannie Mae XVIII LLC	Maryland
Hannie Mae XIX LLC	Maryland
Hannie Mae XX LLC	Delaware
Hannie Mae XXII LLC	Delaware
Hannie Mae XXIII LLC	Delaware
Hannie Mae LLC	Virginia
Hannie Mae SRS Funding LLC	Maryland
Hannon Armstrong Capital, LLC	Maryland
Hannon Armstrong KCS Funding LLC	Maryland
Hannon Armstrong Securities, LLC	Maryland
Hannon Armstrong Sustainable Infrastructure, L.P.	Delaware
HASI ECON 101 LLC	Delaware
HASI OBS OP A LLC	Maryland
HASI SYB I LLC	Maryland
HASI SYB 2017-1 LLC	Delaware
HASI SYB Trust 2016-2 Holdings LLC	Delaware
HAT Holdings I LLC	Maryland
HAT Holdings II LLC	Maryland
HAT OBS OP A LLC	Maryland
HAT OBS OP 5 LLC	Maryland

Subsidiary	Jurisdiction
HAT Scorpio Capital Lender LLC	Delaware
HAT Solar Sail Capital Lender LLC	Maryland
HAT SYB I LLC	Maryland
HAT SYB Trust 2016-2 Holdings LLC	Delaware
HAT Terrier Acquisition LLC	Delaware
HAT Terrier Capital Lender LLC	Maryland
HAT Ultralight Capital Lender LLC	Delaware
HAT Ultralight Capital Lender 2 LLC	Maryland
HAT V3 Capital Member LLC	Delaware
HAT V3 Capital Lender LLC	Delaware
Lannie Mae LLC	Maryland
Lannie Mae Depositor LLC	Maryland
Rhea Borrower (HASI) LLC	Delaware
Rhea Borrower (HAT I) LLC	Delaware
Rhea Borrower (HAT II) LLC	Delaware
Ridgeback 2021 Class A LLC	Delaware
Ridgeback 2022 Class A LLC	Delaware
Strong Upwind Holdings LLC	Delaware
Strong Upwind Holdings II LLC	Delaware
Strong Upwind Holdings III LLC	Delaware
Strong Upwind Residual LLC	Delaware
SunStrong Capital Lender Holdings LLC	Maryland
SunStrong Capital Lender LLC	Maryland
SunStrong Capital Lender 2 LLC	Maryland
SunStrong Capital Lender 3 LLC	Maryland
SunStrong Capital Lender 6 LLC	Maryland
Titan Borrower (HASI) LLC	Delaware
Titan Borrower (HAT I) LLC	Delaware
Titan-Rhea Holdings (HASI) LLC	Delaware
Titan-Rhea Holdings (HAT I) LLC	Delaware
Titan-Rhea Holdings (HAT II) LLC	Delaware

Exh. 21.1-1